                                                                    EXHIBIT 20.1

                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2


                         MONTHLY SERVICER'S CERTIFICATE




         Accounting Date:                                    March 31, 2002
                                                       ---------------------
         Determination Date:                                 April 11, 2002
                                                       ---------------------
         Distribution Date:                                  April 15, 2002
                                                       ---------------------
         Monthly Period Ending:                              March 31, 2002
                                                       ---------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 2000, among Associates Automobile Receivables Trust, 2000-2 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.     Collection  Account  Summary

       Available Funds:
                  Payments Received                                                         $27,587,158.63
                  Liquidation Proceeds (excluding Purchase Amounts)                          $3,117,913.81
                  Current Monthly Advances                                                      489,981.84
                  Amount of withdrawal, if any, from the Reserve Account                             $0.00
                  Amount of withdrawal, if any, from the Capitalized Interest Account                $0.00
                  Monthly Advance Recoveries                                                   (586,722.90)
                  Purchase Amounts - Warranty and Administrative Receivables                         $0.00
                  Purchase Amounts - Liquidated Receivables                                          $0.00
                  Income from investment of funds in Trust Accounts                              $7,209.95
                                                                                       --------------------
       Total Available Funds                                                                                        $30,615,541.33
                                                                                                                ===================

       Amounts Payable on Distribution Date:
                  (i)    Reimbursement of Monthly Advances                                           $0.00
                  (ii)   Trustee and other fees                                                      $0.00
                  (iii)  Basic Servicing Fee                                                   $723,189.21
                  (iv)   Noteholders' Interest Distributable Amount
                           Class A-1  Interest Distributable Amount                                  $0.00
                           Class A-2  Interest Distributable Amount                                  $0.00
                           Class A-3  Interest Distributable Amount                          $1,715,105.48
                           Class A-4  Interest Distributable Amount                            $695,750.00
                           Class A-5  Interest Distributable Amount                          $1,217,425.00
                  (v)    Noteholders' Principal Distributable Amount
                           Payable to Class A-1 Noteholders                                          $0.00
                           Payable to Class A-2 Noteholders                                          $0.00
                           Payable to Class A-3 Noteholders                                          $0.00
                           Payable to Class A-4 Noteholders                                          $0.00
                           Payable to Class A-5 Noteholders                                          $0.00
                  (vi)   Premium Amount and any amounts owed and not paid to the
                           Security Insurer under the Insurance Agreement.                      $91,405.63
                  (vii)  Reserve Account deposit                                                     $0.00
                  (viii) Additional Principal Distributable Amount
                           Payable to Class A-1 Noteholders                                          $0.00
                           Payable to Class A-2 Noteholders                                          $0.00
                           Payable to Class A-3 Noteholders                                 $22,845,335.66
                           Payable to Class A-4 Noteholders                                          $0.00
                           Payable to Class A-5 Noteholders                                          $0.00
                  (ix)   Additional Servicing Fee                                                    $0.00
                  (x)    Regardless of whether there is an Insurer Default, any
                           amounts due to the Security
                           Insurer and not covered in (vi) above                                     $0.00
                  (xi)   Any remaining Available Funds to the Certificate
                         Distribution Account                                                $3,327,330.35
                                                                                       --------------------

       Total Amounts Payable on Distribution Date                                                                   $30,615,541.33
                                                                                                                ===================
                                    Less: Servicing Fee                                                               ($723,189.21)
                                    Less: Investment Income                                                             ($7,209.95)

       Net Payment to Trustee                                                                                       $29,885,142.17


                                Page 1 (2000-2)

II.     Calculation  of  Reserve Account Deposit; withdrawal from Reserve
        Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
        Capitalized Interest Account withdrawal

        Reserve Account deposit:

                 Amount of excess, if any, of Available Funds over total
                    amounts payable (or amount of such excess up to the Specified
                    Reserve Balance pursuant to Section 4.6, clauses (i) through
                    (vi) of the Sale and Servicing Agreement)
                                                                                                                             $0.00
                                                                                                             ----------------------

        Reserve Account Withdrawal on any Determination Date:
                 Amount equal to the excess of the Total Required Payment over the amount of Available Funds with respect to such Determination Date.

                 Total Required Payment

                 (i)   Sum of the amounts distributable pursuant to Section 4.6,
                       clauses (i) through (vi) of the Sale and Servicing Agreement.                                 $4,442,875.32

                 (ii)  After the occurrence of Event of Default the sum of the amounts distributable pursuant to Section 4.6, clauses (i)
                       through (viii) of the Sale and Servicing Agreement.                                                   $0.00

                 (iii) After the occurrence of Event of Default the amount
                       necessary to reduce the Aggregate Note Principal Balance
                       to zero.                                                                                              $0.00
                                                                                                             ----------------------

                 Total Required Payment                                                                              $4,442,875.32

                 Available Funds                                                                                    $30,615,541.33

                 Amount of withdrawal, if any, from the Reserve Account                                                      $0.00

        Withdrawal from Capitalized Interest Account:

                 Amount of withdrawal, if any, from the Capitalized Interest Account                                         $0.00

        Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Capitalized
                    Interest Account and Available Funds                                                                     $0.00

        Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or
                    immediately following the end of the Funding Period, of (a)
                    the sum of the Class A-1 Prepayment Amount, the Class A-2
                    Prepayment Amount, the Class A-3 Prepayment Amount, the
                    Class A-4 Prepayment Amount, and the Class A-5 Prepayment
                    Amount over (b) the amount on deposit in the Pre-Funding Account                                         $0.00

        (In the event a Deficiency Claim Amount or Pre-Funding Account
           Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim
           Amount or the Pre-Funding Account Shortfall.)

III.    Collected Funds

        Payments Received:
                 Supplemental Servicing Fees                                                         $0.00
                 Amount allocable to interest                                                 9,856,745.49
                 Amount allocable to principal                                               17,730,413.14
                 Amount allocable to Insurance Add-On Amounts                                        $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                             $0.00
                                                                                      ---------------------
        Total Payments Received                                                                                     $27,587,158.63

        Liquidation Proceeds:
                 Gross amount realized with respect to Liquidated Receivables                 3,132,946.76

                 Less: (i) reasonable expenses incurred by Servicer in connection with the collection of such Liquidated Receivables and the repossession and disposition of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such
                    Liquidated Receivables                                                      (15,032.95)
                                                                                      ---------------------

        Net Liquidation Proceeds                                                                                      3,117,913.81

        Allocation of Liquidation Proceeds:
                 Supplemental Servicing Fees                                                         $0.00
                 Amount allocable to interest                                                        $0.00
                 Amount allocable to principal                                                       $0.00
                 Amount allocable to Insurance Add-On Amounts                                        $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to the
                   Servicer prior to deposit in the Collection Account)                              $0.00                   $0.00
                                                                                      ---------------------  ----------------------

        Total Collected Funds                                                                                       $30,705,072.44
                                                                                                             ======================


                                Page 2 (2000-2)

IV.    Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables
                  Amount allocable to interest                                                        $0.00
                  Amount allocable to principal                                                       $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                              $0.00                  $0.00
                                                                                        --------------------

       Purchase Amounts - Administrative Receivables
                  Amount allocable to interest                                                        $0.00
                  Amount allocable to principal                                                       $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                              $0.00                  $0.00
                                                                                        --------------------

       Total Purchase Amounts                                                                                                $0.00
                                                                                                                ===================

V.     Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                  $1,134,406.47

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                  Payments received from Obligors                                              ($586,722.90)
                  Liquidation Proceeds                                                                $0.00
                  Purchase Amounts - Warranty Receivables                                             $0.00
                  Purchase Amounts - Administrative Receivables                                       $0.00
                                                                                        --------------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                     ($586,722.90)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                    ($586,722.90)

       Remaining Outstanding Monthly Advances                                                                          $547,683.57

       Monthly Advances - current Monthly Period                                                                       $489,981.84
                                                                                                                -------------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                    $1,037,665.41
                                                                                                                ===================

VI.    Calculation  of  Interest  and  Principal  Payments

   A.  Calculation  of  principal reductions

       Payments received allocable to principal                                                                     $17,730,413.14
       Aggregate of Principal Balances as of the Accounting Date of all
          Receivables that became Liquidated Receivables
          during the Monthly Period                                                                                  $7,374,351.32
       Purchase Amounts - Warranty Receivables allocable to principal                                                        $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                                  $0.00
       Amounts withdrawn from the Pre-Funding Account                                                                        $0.00
       Cram Down Losses                                                                                                      $0.00
                                                                                                                -------------------

       Total principal reductions                                                                                   $25,104,764.46
                                                                                                                ===================

   B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-1 Noteholders on such Distribution Date)                            $0.00

       Multiplied by the Class A-1 Interest Rate                                                      6.615%

       Multiplied by actual days in the period or in the case of the first
          Distribution Date, by 50/360                                                           0.08611111                  $0.00
                                                                                        --------------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                $0.00
                                                                                                                -------------------

       Class A-1 Interest Distributable Amount                                                                               $0.00
                                                                                                                ===================

   C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-2 Noteholders on such Distribution Date)                           $0.00

       Multiplied by the Class A-2 Interest Rate                                                      6.790%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360               0.08333333                  $0.00
                                                                                        --------------------
       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                $0.00
                                                                                                                -------------------

       Class A-2 Interest Distributable Amount                                                                               $0.00
                                                                                                                ===================


                                Page 3 (2000-2)

   D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-3 Noteholders on such Distribution Date)                $301,778,090.23

       Multiplied by the Class A-3 Interest Rate                                                    6.820%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360             0.08333333            $1,715,105.48
                                                                                      --------------------

       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                $0.00
                                                                                                               --------------------

       Class A-3 Interest Distributable Amount                                                                       $1,715,105.48
                                                                                                               ====================

   E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-4 Noteholders on such Distribution Date)                $121,000,000.00

       Multiplied by the Class A-4 Interest Rate                                                    6.900%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360             0.08333333              $695,750.00
                                                                                      --------------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                $0.00
                                                                                                               --------------------

       Class A-4 Interest Distributable Amount                                                                         $695,750.00
                                                                                                               ====================

   F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                $209,000,000.00

       Multiplied by the Class A-5 Interest Rate                                                    6.990%

       Multiplied by 1/12 or in the case of the first Distribution Date, by 49/360             0.08333333            $1,217,425.00
                                                                                      --------------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                $0.00
                                                                                                               --------------------

       Class A-5 Interest Distributable Amount                                                                       $1,217,425.00
                                                                                                               ====================

   G.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                      $0.00
       Class A-2 Interest Distributable Amount                                                      $0.00
       Class A-3 Interest Distributable Amount                                              $1,715,105.48
       Class A-4 Interest Distributable Amount                                                $695,750.00
       Class A-5 Interest Distributable Amount                                              $1,217,425.00

       Noteholders' Interest Distributable Amount                                                                    $3,628,280.48
                                                                                                               ====================

   H.  Calculation of Noteholder's Monthly Principal Distributable Amount:

        The sum of (i) the amount necessary to reduce the Aggregate Note
          Principal balance minus the Pre-Funded Amount to 95.50% of the Pool
          Balance and (ii) on any Final Scheduled Distribution Date the excess outstanding principal balance of any Class

        Aggregate Note Principal Balance                                                                           $631,778,090.23
        Pre-Funded Amount                                                                                                    $0.00
                                                                                                               --------------------
        Aggregate Note Principal Balance minus Pre-Funded Amount                                                   $631,778,090.23

        95.50% of the Pool Balance                                                                                 $639,044,813.86

        Excess outstanding principal balance of any Class on any Final Scheduled
           Distribution Date                                                                                                 $0.00
                                                                                                               --------------------

        Noteholders' Principal Distributable Amount                                                                          $0.00
                                                                                                               ====================


                                Page 4 (2000-2)

   J.  Calculation of Additional Principal Distributable Amount
       The excess of the Required Overcollateralization Amount over the Overcollateralization Amount

       Required Overcollateralization Amount

       If no Level I Trigger Event or Level II Trigger Event exist, the least of
                         (i)  Aggregate Note Principal Balance, and
                         (ii) The greater of
                              (a) 9.00% of the Pool Balance and
                              (b) Minimum Overcollateralization Amount
                                  (generally 1.50% of the Original Pool
                                  Balance)                                                                          $60,224,118.58

       If a Level I Trigger Event exists, but no Level II Trigger Event exists, the greater of
                         (i)  14.0% of the Pool Balance and
                         (ii) 2.5% of the Original Pool Balance                                                              $0.00

       If a Level II Trigger Event exists, 100% of the Pool Balance                                                          $0.00

       Required Overcollateralization Amount                                                                        $60,224,118.58
                                                                                                                -------------------

       Overcollateralization Amount
          The Excess of the Pool Balance over the Aggregate Note Principal
             Balance minus the Noteholder's Principal Distributable Amount
             minus the Pre-Funded Amount                                                                             37,378,782.92

       Remaining Available Funds                                                                                    $26,172,666.01
                                                                                                                -------------------

       Additional Principal Distributable Amount                                                                    $22,845,335.66

VII.   Pre-Funding Account

       A. Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Distribution Date,
          as of the Closing Date                                                                                             $0.00

       Less: withdrawals from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
          (an amount equal to the product of (a) 95.50% and (b) the principal balance
          of the Subsequent Receivables)                                                                                     $0.00

       Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 2001 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced
          to $100,000 or less as of the Distribution Date (see B below)                                                      $0.00

       Amount remaining on deposit in the Pre-Funding Account after
          Distribution Date                                                                                                  $0.00

       B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution
         Date on or immediately preceding the end of the Funding Period
         (January 2001 Distribution Date) or the Pre-Funded Amount being
         reduced to $100,000 or less on any Distribution Date                                                                $0.00

       Class A-1 Prepayment Amount                                                                                           $0.00
       Class A-2 Prepayment Amount                                                                                           $0.00
       Class A-3 Prepayment Amount                                                                                           $0.00
       Class A-4 Prepayment Amount                                                                                           $0.00
       Class A-5 Prepayment Amount                                                                                           $0.00
                                                                                                               --------------------

       Total Prepayment Amount                                                                                               $0.00
                                                                                                               ====================

       C. Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                          $0.00
       Class A-2 Prepayment Premium                                                                                          $0.00
       Class A-3 Prepayment Premium                                                                                          $0.00
       Class A-4 Prepayment Premium                                                                                          $0.00
       Class A-5 Prepayment Premium                                                                                          $0.00


                                Page 5 (2000-2)

VIII.  Reserve Account

       Amount on deposit in the Reserve Account as of the preceding
          Distribution Date or, in the case of the first
          Distribution Date, as of the Closing Date                                                                  $5,497,524.38

       Plus the excess, if any, of the Specified Reserve Balance
          over amount on deposit in the Reserve Account and
          amounts payable in Section 4.6 (vii) of the Sale
          and Servicing Agreement (which excess is to be
          deposited by the Indenture Trustee in the Reserve
          Account from amounts withdrawn from the
          Pre-Funding Account in respect of transfers of
          Subsequent Receivables)                                                                                            $0.00

       Less: the excess, if any, of the amount on deposit
          in the Reserve Account over the Specified Reserve Balance                                                          $0.00

       Less: withdrawals from the Reserve Account to cover the excess, if any,
          of Total Required Payment over Available Funds (see IV above)                                                      $0.00

       Amount remaining on deposit in the Reserve Account after the
          Distribution Date                                                                                          $5,497,524.38

IX.    Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the
          Monthly Period                                                $694,261,637.61
       Multiplied by Basic Servicing Fee Rate                                      1.25%
       Multiplied by Months per year                                           0.104167%
                                                                    --------------------

       Basic Servicing Fee                                                                    $723,189.21

       Less: Backup Servicer Fees (annual rate of 1 bp)                                             $0.00

       Supplemental Servicing Fees                                                                  $0.00
                                                                                           ---------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $723,189.21
                                                                                                                ===================

X.     Information for Preparation of Statements to Noteholders

       a. Aggregate principal balance of the Notes as of first day of Monthly
            Period
                    Class A-1 Notes                                                                                          $0.00
                    Class A-2 Notes                                                                                          $0.00
                    Class A-3 Notes                                                                                $301,778,090.23
                    Class A-4 Notes                                                                                $121,000,000.00
                    Class A-5 Notes                                                                                $209,000,000.00

       b. Amount distributed to Noteholders allocable to principal
                    Class A-1 Notes                                                                                          $0.00
                    Class A-2 Notes                                                                                          $0.00
                    Class A-3 Notes                                                                                 $22,845,335.66
                    Class A-4 Notes                                                                                          $0.00
                    Class A-5 Notes                                                                                          $0.00

       c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                    Class A-1 Notes                                                                                          $0.00
                    Class A-2 Notes                                                                                          $0.00
                    Class A-3 Notes                                                                                $278,932,754.57
                    Class A-4 Notes                                                                                $121,000,000.00
                    Class A-5 Notes                                                                                $209,000,000.00

       d. Interest distributed to Noteholders
                    Class A-1 Notes                                                                                          $0.00
                    Class A-2 Notes                                                                                          $0.00
                    Class A-3 Notes                                                                                  $1,715,105.48
                    Class A-4 Notes                                                                                    $695,750.00
                    Class A-5 Notes                                                                                  $1,217,425.00

       f. 1. Class A-1 Interest Carryover Shortfall, if any (and change
             in amount from preceding statement)                                                                             $0.00
          2. Class A-2 Interest Carryover Shortfall, if any (and change
             in amount from preceding statement)                                                                             $0.00
          3. Class A-3 Interest Carryover Shortfall, if any (and change
             in amount from preceding statement)                                                                             $0.00
          4. Class A-4 Interest Carryover Shortfall, if any (and change
             in amount from preceding statement)                                                                             $0.00
          5. Class A-5 Interest Carryover Shortfall, if any (and change
             in amount from preceding statement)                                                                             $0.00


                                Page 6 (2000-2)

       g. Amount distributed payable out of amounts withdrawn from or pursuant to:
          1.  Reserve Account                                                                       $0.00
          2.  Capitalized Interest Account                                                          $0.00
          3.  Claim on the Note Policy                                                              $0.00

       h. Remaining Pre-Funded Amount                                                                                        $0.00

       i. Remaining Reserve Amount                                                                                   $5,497,524.38

       k. Prepayment amounts
                     Class A-1 Prepayment Amount                                                                             $0.00
                     Class A-2 Prepayment Amount                                                                             $0.00
                     Class A-3 Prepayment Amount                                                                             $0.00
                     Class A-4 Prepayment Amount                                                                             $0.00
                     Class A-5 Prepayment Amount                                                                             $0.00

       l.  Prepayment Premiums
                     Class A-1 Prepayment Premium                                                                            $0.00
                     Class A-2 Prepayment Premium                                                                            $0.00
                     Class A-3 Prepayment Premium                                                                            $0.00
                     Class A-4 Prepayment Premium                                                                            $0.00
                     Class A-5 Prepayment Premium                                                                            $0.00

       m. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
            fees, if any, paid by the Trustee on behalf of the Trust                                                   $723,189.21

       n. Note Pool Factors (after giving effect to distributions on the
            Distribution Date)
                     Class A-1 Notes                                                                                    0.00000000
                     Class A-2 Notes                                                                                    0.00000000
                     Class A-3 Notes                                                                                    0.86894939
                     Class A-4 Notes                                                                                    1.00000000
                     Class A-5 Notes                                                                                    1.00000000

XI.    Pool Balance and Aggregate Principal Balance

                      Original Pool Balance at beginning of Monthly Period                                          778,288,759.79
                      Subsequent Receivables                                                                       $321,216,114.99
                                                                                                               --------------------
                      Original Pool Balance at end of Monthly Period                                             $1,099,504,874.78
                                                                                                               ====================

                      Aggregate Pool Balance as of preceding Accounting Date                                        694,261,637.61
                      Aggregate Pool Balance as of current Accounting Date                                          669,156,873.15

           Monthly Period Liquidated Receivables                                         Monthly Period Administrative Receivables

                                          Loan #                Amount                                 Loan #             Amount
                                          ------                ------                                 ------             ------
                            see attached listing           $7,374,351.32                 see attached listing                 --
                                                                   $0.00                                                   $0.00
                                                                   $0.00                                                   $0.00
                                                                   $0.00                                                   $0.00
                                                           --------------                                                 -------
                                                           $7,374,351.32                                                   $0.00
                                                           ==============                                                 =======


XII.   Thirty Day Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to all or
          any portion of a Scheduled Payment as of the Accounting Date                      35,378,310.87

       Aggregate Principal Balance as of the Accounting Date                               669,156,873.15
                                                                                      --------------------
       Thirty Day Delinquency Ratio                                                                                     5.28699806%
                                                                                                               ====================


                                Page 7 (2000-2)

                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING MARCH 31, 2002


I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION              $1,099,504,874.78

                                 AGE OF POOL (IN MONTHS)                            18

II.    Thirty Day Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all Receivables
          delinquent more than 30 days with respect to all or any portion of a
          Scheduled Payment as of the Accounting Date                                         35,378,310.87

       Aggregate Principal Balance as of the Accounting Date                                 669,156,873.15
                                                                                        --------------------

       Thirty Day Delinquency Ratio                                                                                     5.28699806%
                                                                                                                ===================

III.   Average Thirty Day Delinquency Ratio

       Thirty Day Delinquency ratio - current Determination Date                                 5.28699806%

       Thirty Day Delinquency ratio - preceding Determination Date                               5.70381970%

       Thirty Day Delinquency ratio - second preceding Determination Date                        6.04295404%
                                                                                        --------------------


       Average Thirty Day Delinquency Ratio                                                                             5.67792393%
                                                                                                                ===================

IV.    Cumulative Net Loss Ratio

       Cumulative balance of losses as of the preceding Accounting Date                                             $46,494,925.96

                Add: Sum of Principal Balances (as of the Accounting Date) of
                     Receivables that became Liquidated Receivables during the
                     Monthly Period or that became Purchased Receivables during
                     Monthly Period (if delinquent more than 30 days with respect
                     to any portion of a Scheduled Payment at time of purchase)               $7,374,351.32

                     Liquidation Proceeds received by the Trust                              ($3,117,913.81)
                                                                                        --------------------

       Cumulative balance of losses as of the current Accounting Date                                               $50,751,363.47

V.     Cumulative Net Loss Rate as a % of Original Principal Balance

       Cumulative Net Loss Rate - current Determination Date                                      4.6158380%

       Cumulative Net Loss Rate - preceding Determination Date                                    4.2287149%

       Cumulative Net Loss Rate - second preceding Determination Date                             3.8754380%

VI.    Annualized Net Loss Ratio

                Add: Aggregate of Principal Balances as of the Accounting Date
                     (plus accrued and unpaid interest theron to the end of
                     the Monthly Period) of all Receivables that became Liquidated
                     Receivables or that became Purchased Receivables and that
                     were delinquent more than 30 days with respect to any
                     portion of a Scheduled Payment as of the Accounting Date                 $7,374,351.32

                     Liquidation Proceeds received by the Trust                              ($3,117,913.81)
                                                                                        --------------------

       Net Losses as of the current Accounting Date                                                                  $4,256,437.51
                                                                                                                -------------------

VII.   Annualized Net Loss Ratio as a % of Beginning Pool Balance

       Annualized Net Loss Ratio - current Determination Date                                     7.3570607%

       Annualized Net Loss Ratio - preceding Determination Date                                   6.4838691%

       Annualized Net Loss Ratio - second preceding Determination Date                            7.4776409%

       Average Annualized Net Loss Ratio:                                                                                7.1061902%
                                                                                                                ===================

                                Page 8 (2000-2)

VIII.  Other Information Provided to MBIA

                     A. Credit Enhancement Fee information:

                        Amount paid last month                                                   $98,127.80
                        Aggregate Note Principal Balance as of
                           the previous Distribution Date           $631,778,090.23
                        Multiplied by: Credit Enhancement Fee
                           (18 bp's) * (30/360)                              0.0150%             $94,766.71
                                                                  ------------------    --------------------
                        Adjustment amount                                                                               ($3,361.08)
                        Amount due this month                                                                           $94,766.71

                           Amount due to MBIA                                                                           $91,405.63
                                                                                                                ===================

                     B. Delinquency Information

                            NUMBER OF DAYS DELINQUENT                 AMOUNT
                            -------------------------                 ------
                                      31-60                          $19,642,826.95
                                      61-90                           $6,667,676.99
                                      91 +                            $9,067,806.93
                                                                  ------------------
                                                                     $35,378,310.87


IX.    Reserve Account Information                                                                $                        %

       Beginning Balance                                                                    $5,497,524.38               0.82155988%

       Deposit to the Reserve Account                                                               $0.00               0.00000000%
       Reserve Account Additional Deposit                                                           $0.00               0.00000000%
       Withdrawal from the Reserve Account                                                          $0.00               0.00000000%
       Disbursements of Excess                                                                 ($7,209.95)             -0.00107747%
       Interest earnings on Reserve Account                                                     $7,209.95               0.00107747%
                                                                                      --------------------     --------------------

       Ending Balance                                                                       $5,497,524.38               0.82155988%
                                                                                      ====================     ====================

       Specified Balance pursuant to Section 3.03 of the
         Reserve Account Agreement among Arcadia Financial Ltd.,
         Arcadia Receivables Finance Corp., MBIA
         and Bank One, National Association                                                 $5,497,524.38               0.82155988%
                                                                                      ====================     ====================

X.     Trigger Events


                                                            Level I        Level II         Level I          Level II
                                        Current Amount   Trigger Level   Trigger Level   Trigger Event?   Trigger Event?
                                        --------------   -------------   -------------   --------------   --------------
Average Thirty Day Delinquency Ratio      5.67792393%        7.00%            8.00%            No              No
Cumulative Net Loss Ratio                  4.6158380%        7.40%            9.25%            No              No
Average Annualized Net Loss Ratio         7.10619024%        7.75%            9.20%            No              No

XI.    Insurance Agreement Events of Default

       To the knowledge of the Servicer, an Insurance Agreement
          Event of Default has occurred                          Yes     No  X
                                                                    ----    ---
Prepared by
            -------------------------------------------
            Daniel Radev, Assistant Secretary

Reviewed by
            -------------------------------------------
            Cindy A. Barmeier, Assistant Vice President



                                Page 9 (2000-2)